January 28, 2011


                          TOUCHSTONE FUNDS GROUP TRUST

                     TOUCHSTONE EMERGING MARKETS EQUITY FUND

                 SUPPLEMENT TO PROSPECTUS DATED JANUARY 28, 2011

 NOTICE OF CLOSURE OF PURCHASES INTO THE TOUCHSTONE EMERGING MARKETS EQUITY FUND

All classes of the Touchstone Emerging Markets Equity Fund (the "Fund") are closed to new accounts effective as of the close of business on February 28, 2011 (the "Closing Date"), except that the Fund may continue to accept investments from certain institutional investors and systematic contributions from defined contribution and similar plans until such time as it is administratively feasible to terminate these arrangements. Existing shareholders will be permitted to make additional investments in any account that holds shares of the Fund after the Closing Date. Touchstone Funds reserves the right to reopen the Fund to new investors at a future date. You may obtain additional information by calling Touchstone at 1-800-543-0407.



              303 Broadway o Suite 1100 o Cincinnati, OH 45202-4203
                Ph: 800.543.0407 o www.TouchstoneInvestments.com

        Touchstone Funds are distributed by Touchstone Securities, Inc.*
              *A registered broker-dealer and member FINRA and SIPC
                A Member of Western & Southern Financial Group(R)


               Please retain this Supplement for future reference.



                                                       TSF-56-TFGT-TEMAX-S2-1101